UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 11, 2024
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 11, 2024, during the preparation of KORE Group Holdings, Inc.’s (the “Company”) condensed consolidated financial statements for the quarter ended September 30, 2024, the Company’s management, in consultation with the Audit Committee of the Company’s Board of Directors and in consultation with BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited condensed consolidated financial statements contained within the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Non-Reliance Period”) should no longer be relied upon, and that such financial statements should be restated. It was concluded that the Company’s goodwill impairment expense was materially misstated in the second quarter of 2024. The conclusion was based on management’s determination that it miscalculated its goodwill impairment for the Non-Reliance Period by deducting debt issuance costs from the fair value of the debt which was then used to determine the value of the Company’s goodwill impairment at that time. The debt issuance costs should not have been deducted from the fair value of the associated debt.

For the Non-Reliance Period, the estimated impact of the restatement of the Company’s consolidated statements of operations and comprehensive loss is expected to increase net loss by approximately $19 million, as well as decrease goodwill reflected on the condensed consolidated balance sheet by the same amount. In addition to the restatement error described above, the Company expects to correct certain items that were previously identified and concluded to be immaterial, individually and in the aggregate, during prior periods. The foregoing estimates remain subject to change pending the Company’s finalization of its restatement analysis for the Non-Reliance Period and completion of its financial statements for the quarter ended September 30, 2024.

As a result of the foregoing determination, the Company will file an amendment to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which will include restated unaudited condensed consolidated financial statements, as soon as practicable. Additionally, related press releases, shareholder communications, investor presentations or other communications describing relevant portions of the affected financial statements should no longer be relied upon.

The Audit Committee of the Company’s Board of Directors, along with Company management, discussed the matters described in this Current Report on Form 8-K with BDO and reviewed these matters with the Company’s Board of Directors.

Item 7.01.    Regulation FD Disclosure.

On November 12, 2024, the Company issued a press release announcing a delay in the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as a delay of its earnings call, both of which are now expected to take place on November 19, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “intend”, “anticipate”, “believe”, “future”, “will,” “may” or “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Such forward-looking statements include statements regarding the anticipated timing of completion of the Company’s financial statements for the fiscal quarter ended September 30, 2024, the anticipated timing for the filing of the Form 10-Q/A for the quarter ended June 30, 2024, the impact of the restatement of the Company’s financial statements for the quarter ended June 30, 2024 and the timing of the earnings release and webcast. Although the Company believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Forward-looking statements speak only as of the date they are made. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, and does not undertake to do so except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: November 12, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary